Exhibit 4.1
PostRock Energy Corporation PO BOX 43004, Providence, RI 02940-3004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 CUSIP Holder ID Insurance Value Number of Shares DTC Certificate Numbers 1234567890/12345678901234567890/12345678901234567890/12345678901234567890/12345678901234567890/12345678901234567890/1234567890 Total Transaction XXXXXX XX XXXXXXXXXXX1,000,000.00123456 12345678 123456789012345 Num/No. Denom. Total 111 222 333 444 555 666 7 .

POSTROCK ENERGY CORPORATION The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request is to be addressed to the Secretary of the Corporation at its principal executive office, or to its transfer agent named on the face of this certificate. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM -as tenants in common UNIF GIFT MIN ACT . . . . . . . . . .Custodian . . . . . . . . . . . . . . . (Cust) (Minor) TEN ENT -as tenants by the entireties under Uniform Gifts to Minors Act . . . . . . . . . . . . . (State) JT TEN -as joint tenants with right of survivorship UNIF TRF MIN ACT . . . . . . . . . . . . . . .Custodian (until age. . . ). . . . . . . . . . . and not as tenants in common (Cust) (Minor) under Uniform Transfers to Minors Act. . . . . . . . . . (State)
Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, ___hereby sell, assign and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) ___Shares represented by the within certificate, and do hereby irrevocably constitute and appoint ___Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises. Signature(s) Guaranteed: Medallion Guarantee Stamp Dated: ___20___ THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature: ___ Signature: ___ Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.